Exhibit 99.2

Transaction Overview January 2020 February 20, 2020

Transaction Overview

Upon closing of the transaction, existing shareholders will retain ownership in both BBW and VS, allowing them to benefit from future upside in both businesses.

Standalone Bath & Body Works ("BBW")

- *Publicly listed on NYSE (Ticker: LB)*
- *Andrew Meslow CEO (Current COO of BBW)*
- *2019E Revenue of $5.4bn[(1)]*
- *2019E EBITDA of $1.3bn[(1)]*

Victoria's Secret ("VS")

- *Privately Held*
- *Includes all global business for:*
  - *Victoria's Secret Lingerie*
  - *PINK*
  - *Victoria's Secret Beauty*

Current LB shareholders retain 100% of Standalone Bath & Body Works

Sycamore Partners to purchase 55% of Victoria's Secret at a ~$1.1 billion total enterprise valuation



LB Shareholders
100%



LB Shareholders
45%
Sycamore
55%

Note: 2019E based on earnings estimates provided in the transaction press release.
(1) Standalone BBW does not include financial performance of 45% stake in Victoria's Secret.

Lbrands
2

Transaction Highlights Sycamore Partners purchase of 55% interest in Victoria’s Secret for $525mm o VS entity will be 55% owned by Sycamore Partners o Total enterprise value of $1.1 billion; after accounting for certain liabilities assumed by Sycamore, Sycamore will purchase a 55% interest for ~$525 million o Preferred equity investment o The Victoria’s Secret Board will consist of five members; Sycamore Partners to appoint three; Standalone Bath & Body Works to appoint two o Customary minority shareholder rights for Standalone Bath & Body Works o Reduce debt at Standalone Bath & Body Works Valuation Governance Use of Proceeds 3

Transaction Rationale Highlight value and performance of Standalone Bath & Body Works business Enhance management focus Reduce structural complexity Create best environment for Victoria’s Secret to execute turnaround Allow existing shareholders to participate in future value creation at Victoria’s Secret x x x x x 4

Balance Sheet Implications Selling a majority of VS will allow Standalone BBW to remove significant amounts of debt and lease obligations from its balance sheet. of cash proceeds from VS Sale >$0.5bn of excess balance sheet cash ~$0.5bn of VS lease obligations ~$2.5bn Reduction in Standalone Bath & Body Works Adjusted Debt ~$3.5bn 5

Value Enhancing Partnership (1) Represents select list of current and exited portfolio companies. o Extensive carveout experience involving similar levels of structural complexity o Seasoned operations team with relevant experience and knowledge of specialty apparel o Strong track record as collaborative partners Experience Retail Expertise (1) 6

Transaction is Next Step in Strategic Repositioning to Unlock Additional Value and Address Shareholder Input

Lbrands

✓ Address underperforming assets:
- Announced closure of Henri Bendel business in September 2018
- Announced divesture of La Senza business in December 2018

✓ Dividend reset from $2.40 to $1.20 per share to optimize capital structure announced in November 2018

✓ Key leadership changes at Victoria's Secret North America to execute turnaround plan
- Amy Hauk, CEO of PINK, announced in August 2018
- John Mehas, CEO of Victoria's Secret Lingerie ("VSL"), announced in November 2018

✓ Reduce leverage: debt reduced by close to $300 million in 2019

✓ Refresh and diversify Board and improve governance:
- Hired Heidrick & Struggles to assist in identification and evaluation of new Board members
- Sarah Nash and Anne Sheehan joined Board in 2019
- Allan Tessler, Ray Zimmerman and Gordon Gee to retire in 2020
- Les Wexner to step down as CEO and Board Chairman; continue as Director with Chairman Emeritus title
- 2020 shareholder proposal to eliminate classified Board and supermajority voting

✓ Improved merchandise assortments at Victoria's Secret Lingerie and PINK
- Informed by customer research
- Reintroduced swim

✓ Commit to evolving Victoria's Secret marketing; some changes made and others underway

✓ Separate Victoria's Secret and Bath & Body Works businesses

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7

Transformational Transaction Delivering a Stronger L Brands Note: 2019E based on earnings estimates provided in the transaction press release. Adjusted operating income is depicted on a No n - GAAP basis. See reconciliation of reported to adjusted results in Appendix. (1) Standalone BBW does not include financial performance of 45% stake in Victoria’s Secret. Includes corporate support costs, al loc ated to BBW based on a percentage of sales basis; not indicative of go - forward expense amounts. Today Standalone Bath & Body Works ($bn) With a reduction of approximately $3.5bn of debt and lease obligations. (1) 8 2019E Revenue $12.9 $5.4 2019E - Reported Operating Income 0.3 1.1 2019E - Adjusted Operating Income 1.2 1.1 2019E - EBITDA 1.8 1.3 2019E - Reported Operating Income Margin 2.0% 21.1% 2019E - Adjusted Operating Income Margin 9.5% 21.1% 2019E EBITDA Margin 14.1% 24.8% '18A - '19E Revenue Growth (0.1%) 12.1% '18A - '19E - Reported Operating Income (83.2%) 11.1% '18A - '19E - Adjusted Operating Income (18.2%) 11.1%

Bath & Body Works Tenured Leadership

BBW has 12 leaders with 9+ years of working together; ~10 years average experience VP & above; selected leaders listed below


KALEIDOSCOPE
FINE FRAGRANCE MIST

Corporate Leaders:

Andrew Meslow - Chief Executive Officer
- Bath & Body Works Tenure: 15 years
- Previous Experience: Victoria's Secret, Gap Inc. / Banana Republic, Ann Taylor

Nick Coe – Vice Chairman of Brand Strategy and New Ventures
- Bath & Body Works Tenure: 9 years
- Previous Experience: Lands End, Gap Inc. / Banana Republic, Levi Strauss

Stuart Burgdoerfer - Chief Financial Officer
- L Brands Tenure: 19 years
- Previous Experience: The Home Depot, Pepsico / YUM!, Deloitte

Merchant Leaders:

Bill Plasket - Executive Vice President, Home Merchandising
- Bath & Body Works Tenure: 15 years
- Previous Experience: Lane Bryant

Betsy Schumacher - Executive Vice President, Body Care Merchandising
- Bath & Body Works Tenure: 1 year
- Previous Experience: Gymboree, JC Penney, American Eagle, Gap Inc.

Channel Leaders:

Ron Ford – Executive Vice President, Sales
- Bath & Body Works Tenure: 17 years
- Previous Experience: Gap, Sears

Chris Cramer – Executive Vice President and General Manager, BBW Direct
- Bath & Body Works Tenure: 14 years
- Previous Experience: IBM

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9

Bath & Body Works Governance • Sarah Nash and Anne Sheehan elected to the Board in 2019 Sarah Nash • Chair & CEO, Novagard Solutions • Board member: Blackbaud, Inc., Knoll, Inc., Irving Oil Company • Previous Experience: JPMorgan Chase & Co. Anne Sheehan • Chair, Securities and Exchange Commission’s Investor Advisory Committee • Founder, Investor Stewardship Group • Previous Experience: California Department of Finance; California Building Industry Foundation • Allan Tessler, Gordon Gee and Raymond Zimmerman to retire from the Board as of the date of the 2020 Annual Meeting • Andrew Meslow to join the Board upon the closing of the transaction • 2020 shareholder proposal to eliminate classified Board and supermajority voting The Board of Directors has been committed to evaluating and implementing governance enhancements and refreshments. 10

Bath & Body Works Investment Highlights • Differentiated from competition as the specialty fragrance retailer, with high unaided brand awareness and a loyal customer base • Dominant market share in Beauty and Home markets with accessible price points and brand elasticity • History of consistent growth • Sales and operating income • Stores and Direct channels • Ability to respond quickly to evolving customer tastes with high - speed sourcing and logistics model • Well positioned for growth in the direct channel with investments to expand fulfillment capacity • Successful international franchise business with high operating margins and significant growth opportunity • Experienced and aligned management team with impressive track record 11

Who We Are: The Business

Lbrands

Two Brands

Bath & Body Works

White Barn

~1,700 Stores (North America)

- ~800 White Barn
- ~900 Core

~260 International Franchised Locations

Remodels performing

Two Channels


Bath & Body Works


NEW
gingham

Stores (North America)	Direct (North America)
$4.2B 81% of total	**$1.0B** 19% of Total

Scale

- Sizable Footprint in North America
- High Unaided Awareness
- Large Customer Base
- Successful International Franchise Business with Significant Growth Opportunity

Category Dominant

#1 Fine Fragrance Mist
#1 Body Moisturizer
#1 Body Cream
#1 Body Lotion
#1 Shower Gel
#1 Men's Moisturizer

#1 Specialty HF Retailer
#1 Candle Brand
#1 3-Wick Candle
#1 Electric Diffuser
#1 Liquid Hand Soap
#1 Hand Sanitizer

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12

13 Who We Are: THE Specialty Fragrance Retailer Fashion Everyday Use Giftable Category Dominant A Uniquely Differentiated POV

Appendix 14

L Brands Historical Performance Note: 2019E based on earnings estimates provided in the transaction press release. 2017A represents a 53 - week year. La Senza an d Henri Bendel are excluded from all years. See reconciliation of reported to adjusted results in Appendix. (1) 2019E Standalone BBW does not include financial performance of 45% stake in Victoria’s Secret. (2) Historical corporate support allocated on a percentage of sales basis; not indicative of go - forward expense amounts. VS REVENUE ($ in millions) BBW REVENUE (1) ($ in millions) VS OPERATING INCOME (2) ($ in millions) BBW OPERATING INCOME (1)(2) ($ in millions) 15 $3,687 $3,971 $4,276 $4,775 $5,353 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2015A 2016A 2017A 2018A 2019E $797 $849 $901 $1,016 $1,129 – $400 $800 $1,200 2015A 2016A 2017A 2018A 2019E $8,123 $8,256 $7,995 $8,103 $7,511 $5,000 $6,000 $7,000 $8,000 $9,000 2015A 2016A 2017A 2018A 2019E $1,459 $1,255 $900 $481 ($877) $95 ($900) ($500) ($100) $300 $700 $1,100 $1,500 2015A 2016A 2017A 2018A 2019E - Reported 2019E - Adjusted Adjusted Adjusted

L Brands Historical Financials by Business

	2015A	2016A (Reported)	2016A (Adjusted)	2017A	2018A (Reported)	2018A (Adjusted)	2019E (Reported)	2019E (Adjusted)
Standalone Bath & Body Works[1]								
Revenue	$3,687	$3,971	$3,971	$4,276	$4,775	$4,775	$5,353	$5,353
Operating Income								
Bath & Body Works North America	$858	$907	$907	$953	$1,077	$1,077	$1,191	$1,191
Bath & Body Works International	$19	$19	$19	$19	$23	$23	$30	$30
Mast	($9)	($13)	($13)	$2	($2)	($2)	$1	$1
	$868	**$913**	**$913**	**$973**	**$1,098**	**$1,098**	**$1,223**	**$1,223**
Unallocated Corporate Support[2]	($71)	($64)	($64)	($72)	($82)	($82)	($94)	($94)
Standalone Bath & Body Works - Operating Income	**$797**	**$849**	**$849**	**$901**	**$1,016**	**$1,016**	**$1,129**	**$1,129**
Depreciation and Amortization							$198	$198
EBITDA							**$1,327**	**$1,327**
Victoria's Secret								
Revenue	$8,123	$8,256	$8,256	$7,995	$8,103	$8,103	$7,511	$7,511
Operating Income								
Victoria's Secret North America	$1,391	$1,173	$1,206	$932	$462	$512	($616)	$115
Victoria's Secret International	$45	($13)	($13)	($42)	($87)	($56)	($292)	($50)
Mast	$180	$192	$194	$144	$164	$164	$162	$162
	$1,616	**$1,353**	**$1,388**	**$1,034**	**$539**	**$620**	**($746)**	**$227**
Unallocated Corporate Support[2]	($157)	($133)	($133)	($134)	($140)	($140)	($131)	($131)
Victoria's Secret - Operating Income	**$1,459**	**$1,220**	**$1,255**	**$900**	**$400**	**$481**	**($877)**	**$95**
Depreciation and Amortization (Reported includes non-cash impairment charges)							$1,362	$390
EBITDA							**$485**	**$485**

Note: 2019E based on earnings estimates provided in the transaction press release. Adjusted operating income is depicted on a Non-GAAP basis. See reconciliation of reported to adjusted results in the Appendix. 2017A represents a 53-week year. All periods exclude La Senza and Henri Bendel. 2019E Standalone BBW does not include financial performance of 45% stake in Victoria's Secret. Unallocated Corporate Support allocated on a % of sales basis for all years; not indicative of go-forward expense amount.

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16

Reconciliation of Reported to Adjusted Results

Lbrands

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

2019 - Estimated
(in millions)

Net Sales

				Transaction Adjustments (Estimated)						
	Reported (Estimated)	Non-GAAP Adjustments (Estimated)	Adjusted (Estimated)	Combine Victoria's Secret North America and International [1]	Combine Bath & Body Works North America and International [2]	Allocate Mast [3]	Allocate Corporate [4]	Adjusted As Presented (Estimated)	Add-back: Non-GAAP Adjustments (Estimated)	Reported As Presented (Estimated)
Victoria's Secret	$ 6,805	$ -	$ 6,805	$ 539	$ -	$ 168	$ -	$ 7,511	$ -	$ 7,511
Bath & Body Works	5,170	-	5,170	-	61	121	-	5,353	-	5,353
Victoria's Secret and Bath & Body Works International	600	-	600	(539)	(61)	-	-	-	-	-
Other [5]	339	-	339	-	-	(289)	-	50	-	50
L Brands	$ 12,914	$ -	$ 12,914	$ -	$ -	$ -	$ -	$ 12,914	$ -	$ 12,914

Operating Income (Loss)

				Transaction Adjustments (Estimated)						
	Reported (Estimated)	Non-GAAP Adjustments (Estimated)	Adjusted (Estimated)	Combine Victoria's Secret North America and International [1]	Combine Bath & Body Works North America and International [2]	Allocate Mast [3]	Allocate Corporate [4]	Adjusted As Presented (Estimated)	Add-back: Non-GAAP Adjustments (Estimated)	Reported As Presented (Estimated)
Victoria's Secret	$ (616)	$ 731	$ 115	$ (50)	$ -	$ 162	$ (131)	$ 95	$ (972)	$ (877)
Bath & Body Works	1,191	-	1,191	-	30	1	(94)	1,129	-	1,129
Victoria's Secret and Bath & Body Works International	(235)	241	6	28	(34)	-	-	-	-	-
Other [5]	(81)	-	(81)	22	4	(163)	225	7	-	7
L Brands	$ 259	$ 972	$ 1,231	$ -	$ -	$ -	$ -	$ 1,231	$ (972)	$ 259

Notes:

1. Combines Victoria's Secret International with Victoria's Secret North America.
2. Combines Bath & Body Works International with Bath & Body Works North America.
3. Allocates Mast between Victoria's Secret and Bath & Body Works International partners.
4. Corporate support is allocated on a % of sales basis for all years; not indicative of go-forward expense amounts.
5. Remaining Net Sales and Operating Income (Loss) for Other "As Presented" relates to Henri Bendel, La Senza and Mast external sales to La Senza International partners.

The "Non-GAAP Adjustments" column includes the following:

- A $720 million charge related to the impairment of Victoria's Secret goodwill ($690 million related to Victoria's Secret North America and $30 million related to Victoria's Secret International).
- A $211 million charge related to the impairment of Victoria's Secret store assets outside of North America and a $41 million charge related to the impairment of Victoria's Secret store assets in North America.

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17

Reconciliation of Reported to Adjusted Results

Lbrands

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

2018
(in millions)

Net Sales

	Reported (2018 Form 10-K)	Non-GAAP Adjustments (2018 Form 10-K)	Adjusted	Transaction Adjustments: Combine Victoria's Secret North America and International [1]	Transaction Adjustments: Combine Bath & Body Works North America and International [2]	Transaction Adjustments: Allocate Mast [3]	Transaction Adjustments: Allocate Corporate [4]	Adjusted As Presented	Add-back: Non-GAAP Adjustments	Reported As Presented
Victoria's Secret	$ 7,375	$ -	$ 7,375	$ 553	$ -	$ 175	$ -	$ 8,103	$ -	$ 8,103
Bath & Body Works	4,631	-	4,631	-	52	92	-	4,775	-	4,775
Victoria's Secret and Bath & Body Works International	605	-	605	(553)	(52)	-	-	-	-	-
Other [5]	626	-	626	-	-	(267)	-	359	-	359
L Brands	$ 13,237	$ -	$ 13,237	$ -	$ -	$ -	$ -	$ 13,237	$ -	$ 13,237

Operating Income (Loss)

	Reported (2018 Form 10-K)	Non-GAAP Adjustments (2018 Form 10-K)	Adjusted	Transaction Adjustments: Combine Victoria's Secret North America and International [1]	Transaction Adjustments: Combine Bath & Body Works North America and International [2]	Transaction Adjustments: Allocate Mast [3]	Transaction Adjustments: Allocate Corporate [4]	Adjusted As Presented	Add-back: Non-GAAP Adjustments	Reported As Presented
Victoria's Secret	$ 462	$ 50	$ 512	$ (56)	$ -	$ 164	$ (140)	$ 481	$ (81)	$ 400
Bath & Body Works	1,077	-	1,077	-	23	(2)	(82)	1,016	-	1,016
Victoria's Secret and Bath & Body Works International	(37)	31	(6)	34	(28)	-	-	-	-	-
Other [5]	(265)	119	(146)	22	5	(162)	222	(59)	(119)	(178)
L Brands	$ 1,237	$ 200	$ 1,437	$ -	$ -	$ -	$ -	$ 1,437	$ (200)	$ 1,237

Notes:

1. Combines Victoria's Secret International with Victoria's Secret North America.
2. Combines Bath & Body Works International with Bath & Body Works North America.
3. Allocates Mast between Victoria's Secret and Bath & Body Works International partners.
4. Corporate support is allocated on a % of sales basis for all years; not indicative of go-forward expense amounts.
5. Remaining Net Sales and Operating Income (Loss) for Other "As Presented" relates to Henri Bendel, La Senza and Mast external sales to La Senza International partners.

The "Non-GAAP Adjustments" column includes the following:

- A $99 million loss on the sale of La Senza to an affiliate of Regent LP.
- A $50 million charge related to the impairment of Victoria's Secret store assets in North America and a $31 million charge related to the impairment of Victoria's Secret store assets outside of North America.
- $20 million of Henri Bendel closure costs.

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18

Reconciliation of Reported to Adjusted Results

Lbrands

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

2017
(in millions)

Net Sales

	Reported (2017 Form 10-K)	Non-GAAP Adjustments (2017 Form 10-K)	Adjusted	Transaction Adjustments: Combine Victoria's Secret North America and International [1]	Transaction Adjustments: Combine Bath & Body Works North America and International [2]	Transaction Adjustments: Allocate Mast [3]	Transaction Adjustments: Allocate Corporate [4]	As Presented
Victoria's Secret	$ 7,387	$ -	$ 7,387	$ 454	$ -	$ 153	$ -	$ 7,995
Bath & Body Works	4,148	-	4,148	-	48	80	-	4,276
Victoria's Secret and Bath & Body Works International	502	-	502	(454)	(48)	-	-	-
Other [5]	595	-	595	-	-	(233)	-	362
L Brands	$ 12,632	$ -	$ 12,632	$ -	$ -	$ -	$ -	$ 12,632

Operating Income (Loss)

	Reported (2017 Form 10-K)	Non-GAAP Adjustments (2017 Form 10-K)	Adjusted	Transaction Adjustments: Combine Victoria's Secret North America and International [1]	Transaction Adjustments: Combine Bath & Body Works North America and International [2]	Transaction Adjustments: Allocate Mast [3]	Transaction Adjustments: Allocate Corporate [4]	As Presented
Victoria's Secret	$ 932	$ -	$ 932	$ (42)	$ -	$ 144	$ (134)	$ 900
Bath & Body Works	953	-	953	-	19	2	(72)	901
Victoria's Secret and Bath & Body Works International	5	-	5	19	(24)	-	-	-
Other [5]	(162)	-	(162)	23	5	(146)	206	(73)
L Brands	$ 1,728	$ -	$ 1,728	$ -	$ -	$ -	$ -	$ 1,728

Notes:

1. Combines Victoria's Secret International with Victoria's Secret North America.
2. Combines Bath & Body Works International with Bath & Body Works North America.
3. Allocates Mast between Victoria's Secret and Bath & Body Works International partners.
4. Corporate support is allocated on a % of sales basis for all years; not indicative of go-forward expense amounts.
5. Remaining Net Sales and Operating Income (Loss) for Other "As Presented" relates to Henri Bendel, La Senza and Mast external sales to La Senza International partners.

There were no non-GAAP adjustments in 2017 impacting Net Sales or Operating Income (Loss).

19
Lbrands

Reconciliation of Reported to Adjusted Results

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

2016
(in millions)

Net Sales

	Reported (2016 Form 10-K)	Non-GAAP Adjustments (2016 Form 10-K)	Adjusted	Transaction Adjustments: Combine Victoria's Secret North America and International [1]	Transaction Adjustments: Combine Bath & Body Works North America and International [2]	Transaction Adjustments: Allocate Mast [3]	Transaction Adjustments: Allocate Corporate [4]	Adjusted As Presented	Add-back: Non-GAAP Adjustments	Reported As Presented
Victoria's Secret	$ 7,781	$ -	$ 7,781	$ 367	$ -	$ 109	$ -	$ 8,256	$ -	$ 8,256
Bath & Body Works	3,852	-	3,852	-	56	63	-	3,971	-	3,971
Victoria's Secret and Bath & Body Works International	423	-	423	(367)	(56)	-	-	-	-	-
Other [5]	518	-	518	-	-	(172)	-	347	-	347
L Brands	$ 12,574	$ -	$ 12,574	$ -	$ -	$ -	$ -	$ 12,574	$ -	$ 12,574

Operating Income (Loss)

	Reported (2016 Form 10-K)	Non-GAAP Adjustments (2016 Form 10-K)	Adjusted	Transaction Adjustments: Combine Victoria's Secret North America and International [1]	Transaction Adjustments: Combine Bath & Body Works North America and International [2]	Transaction Adjustments: Allocate Mast [3]	Transaction Adjustments: Allocate Corporate [4]	Adjusted As Presented	Add-back: Non-GAAP Adjustments	Reported As Presented
Victoria's Secret	$ 1,173	$ 34	$ 1,206	$ (13)	$ -	$ 194	$ (133)	$ 1,255	$ (35)	$ 1,220
Bath & Body Works	907	-	907	-	19	(13)	(64)	849	-	849
Victoria's Secret and Bath & Body Works International	40	-	40	(16)	(24)	-	-	-	-	-
Other [5]	(117)	1	(116)	29	5	(181)	197	(67)	-	(67)
L Brands	$ 2,003	$ 35	$ 2,037	$ -	$ -	$ -	$ -	$ 2,037	$ (35)	$ 2,003

Notes:

1. Combines Victoria's Secret International with Victoria's Secret North America.
2. Combines Bath & Body Works International with Bath & Body Works North America.
3. Allocates Mast between Victoria's Secret and Bath & Body Works International partners.
4. Corporate support is allocated on a % of sales basis for all years; not indicative of go-forward expense amounts.
5. Remaining Net Sales and Operating Income (Loss) for Other "As Presented" relates to Henri Bendel, La Senza and Mast external sales to La Senza International partners.

The "Non-GAAP Adjustments" column includes the following:

- Pre-tax charges of $35 million related to actions at Victoria's Secret, including severance charges, fabric cancellations and the write-off of catalogue paper.

Lbrands

20

Reconciliation of Reported to Adjusted Results

Lbrands

Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

2015
(in millions)

Net Sales

				Transaction Adjustments				
	Reported (2015 Form 10-K)	Non-GAAP Adjustments (2015 Form 10-K)	Adjusted	Combine Victoria's Secret North America and International [1]	Combine Bath & Body Works North America and International [2]	Allocate Mast [3]	Allocate Corporate [4]	As Presented
Victoria's Secret	$ 7,672	$ -	$ 7,672	$ 334	$ -	$ 117	$ -	$ 8,123
Bath & Body Works	3,587	-	3,587	-	51	49	-	3,687
Victoria's Secret and Bath & Body Works International	385	-	385	(334)	(51)	-	-	-
Other [5]	510	-	510	-	-	(166)	-	344
L Brands	$ 12,154	$ -	$ 12,154	$ -	$ -	$ -	$ -	$ 12,154

Operating Income (Loss)

				Transaction Adjustments				
	Reported (2015 Form 10-K)	Non-GAAP Adjustments (2015 Form 10-K)	Adjusted	Combine Victoria's Secret North America and International [1]	Combine Bath & Body Works North America and International [2]	Allocate Mast [3]	Allocate Corporate [4]	As Presented
Victoria's Secret	$ 1,391	$ -	$ 1,391	$ 45	$ -	$ 180	$ (157)	$ 1,459
Bath & Body Works	858	-	858	-	19	(9)	(71)	797
Victoria's Secret and Bath & Body Works International	88	-	88	(64)	(24)	-	-	-
Other [5]	(145)	-	(145)	19	5	(171)	228	(64)
L Brands	$ 2,192	$ -	$ 2,192	$ -	$ -	$ -	$ -	$ 2,192

Notes:
1. Combines Victoria's Secret International with Victoria's Secret North America.
2. Combines Bath & Body Works International with Bath & Body Works North America.
3. Allocates Mast between Victoria's Secret and Bath & Body Works International partners.
4. Corporate support is allocated on a % of sales basis for all years; not indicative of go-forward expense amounts.
5. Remaining Net Sales and Operating Income (Loss) for Other "As Presented" relates to Henri Bendel, La Senza and Mast external sales to La Senza International partners.

There were no non-GAAP adjustments in 2015 impacting Net Sales or Operating Income (Loss).

21
Lbrands

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 We caution that any forward - looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995 ) contained in this presentation or made by our company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control . Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward - looking statements . Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward - looking statements . Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward - looking statements included in this presentation or otherwise made by our company or our management : • the risk that the transaction is not consummated, including the risk that required regulatory approvals for such transaction may not be obtained ; • diversion of our management’s attention away from other business concerns ; • the ongoing obligations of our company in connection with the transaction ; • general economic conditions, consumer confidence, consumer spending patterns and market disruptions including severe weather conditions, natural disasters, health hazards, terrorist activities, financial crises, political crises or other major events, or the prospect of these events ; • the seasonality of our business ; • the dependence on mall traffic and the availability of suitable store locations on appropriate terms ; • our ability to grow through new store openings and existing store remodels and expansions ; • our ability to successfully expand internationally and related risks ; • our independent franchise, license and wholesale partners ; • our direct channel businesses ; • our ability to protect our reputation and our brand images ; • our ability to attract customers with marketing, advertising and promotional programs ; • our ability to protect our trade names, trademarks and patents ; • the highly competitive nature of the retail industry and the segments in which we operate ; • consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends, develop new merchandise and launch new product lines successfully ; • our ability to source, distribute and sell goods and materials on a global basis, including risks related to : • political instability, significant health hazards, environmental hazards or natural disasters ; • duties, taxes and other charges ; • legal and regulatory matters ; • volatility in currency exchange rates ; • local business practices and political issues ; • potential delays or disruptions in shipping and transportation and related pricing impacts ; 22

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 • disruption due to labor disputes ; and • changing expectations regarding product safety due to new legislation ; • our geographic concentration of vendor and distribution facilities in central Ohio ; • fluctuations in foreign currency exchange rates ; • stock price volatility ; • our ability to pay dividends and related effects ; • our ability to maintain our credit rating ; • our ability to service or refinance our debt ; • shareholder activism matters ; • our ability to retain key personnel ; • our ability to attract, develop and retain qualified associates and manage labor - related costs ; • the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations ; • fluctuations in product input costs ; • our ability to adequately protect our assets from loss and theft ; • fluctuations in energy costs ; • increases in the costs of mailing, paper and printing ; • claims arising from our self - insurance ; • liabilities arising from divested businesses ; • our ability to implement and maintain information technology systems and to protect associated data ; • our ability to maintain the security of customer, associate, third - party or company information ; • our ability to comply with regulatory requirements ; • legal and compliance matters ; and • tax, trade and other regulatory matters . We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward - looking statements contained in this press release to reflect circumstances existing after the date of this press release or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward - looking statements will not be realized . Additional information regarding these and other factors can be found in Item 1 A . Risk Factors in our 2018 Annual Report on Form 10 - K . 23